EXHIBIT 10.23
                             REGISTRATION AGREEMENT

     THIS REGISTRATION AGREEMENT (this "AGREEMENT") is entered into as of March 6, 2000, by and between TeleHublink Corporation (the "COMPANY"), a Delaware corporation, and each of the Persons who have executed this Agreement and are named in ANNEX A to this Agreement (each sometimes referred to herein individually as an "INVESTOR" and sometimes collectively as the "INVESTORS"). The execution and delivery of this Agreement by the parties hereto are a condition to Investors purchasing Common Stock (as hereinafter defined) from the Company under the Common Stock and Warrant Purchase Agreement (as hereinafter defined).

     Therefore, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     "AGREEMENT" means this Registration Agreement.

     "BOARD" means the Board of Directors of the Company.

     "COMMON STOCK" means the common stock, $0.01 par value per share, of the Company.

     "COMMON STOCK AND WARRANT PURCHASE AGREEMENT" means the Common Stock and Warrant Purchase Agreement dated as of March 6, 2000, among the Company and each of the Investors.

     "COMMISSION" means the Securities and Exchange Commission.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "HOLDER" of any security means the record owner of such security.

     "HOLDERS OF A MAJORITY OF THE REGISTRABLE SECURITIES" means the Person or Persons who are the Holders of a majority of the shares of Registrable Securities then outstanding.

     "INVESTOR" has the meaning assigned to it in the introductory paragraph of this Agreement.

     "PERSON" includes any natural person, corporation, limited liability company, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

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     The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means (1) all Common Stock held by Investors and listed on ANNEX A, (2) the Common Stock issued or issuable upon exercise of the Warrants issued and sold pursuant to the Common Stock and Warrant Purchase Agreement, whether such Warrants are owned by the Investors at the time of exercise, and (3) any securities issued or issuable with respect to the Common Stock referred to in clauses (1) and (2) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities until (i) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale, or (iii) the date that the Holders of Registrable Securities receive an opinion of counsel to the Company, which opinion is satisfactory to counsel to each such Holder, they are eligible to be sold pursuant to Rule 144(k) under the Securities Act without limitation as to volume or manner of sale.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2. REGISTRATION REQUIREMENT.

          The Company shall prepare and file a registration statement on Form S-3 (the "Registration Statement") registering the resale of all of the Registrable Securities from time-to-time pursuant to Rule 415 under the Securities Act in a timely manner such that such Registration Statement will become effective in accordance with the terms hereof. Following filing of such Registration Statement, the Company shall use its best efforts to cause such Registration Statement to become effective no later than the first anniversary of the date hereof. Notwithstanding the above, if the aggregate stock ownership of the persons listed on ANNEX B hereto declines by 25% or more on a fully diluted basis (an "Acceleration Event") prior to the first anniversary of the date hereof, the Company shall use its best efforts to promptly cause the Registration Statement to be declared effective, making it available for use by the Investors. If the Registration Statement has not been filed as of an Acceleration Event, the Company shall promptly and in any event within thirty
(30) days cause such filing to be made and shall thereafter use its best efforts to cause the Registration Statement to be declared effective promptly. Once such Registration Statement has been declared effective, the Company shall take all actions necessary, including the filing of amendments thereto or the filings of Form 8-K to report material events for incorporation by reference therein, to maintain effectiveness of such Registration Statement so long as any securities constitute Registrable Securities provided that the Company shall not be required to maintain effectiveness at any time

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after the first anniversary of the date hereof that fewer than 375,000
Registrable Securities remain outstanding. Such Registration Statement shall list all Investors as selling security holders therein and shall be amended as necessary from time-to-time to reflect transfers of Registrable Securities by Investors to third parties in such a manner that transfer restrictions and restrictive legends with respect to such Registrable Securities are maintained and the addition of such Holders as selling stockholders thereunder.

     3. REGISTRATION PROCEDURES. To effect the registration under the Securities Act of the Registrable Securities pursuant to Section 2 hereof, the Company, at its expense and as expeditiously as possible, agrees to:

          (a) In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement on Form S-3 with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective as required by Section 2 hereof, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such Registration Statement and prospectus accurate and complete so long as required by Section 2 above;

          (b) If an offering pursuant to the Registration Statement is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and the Holders of a Majority of the Registrable Securities participating in such offering;

          (c) Furnish to the Holders of Registrable Securities and to any underwriters of such securities such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as they may reasonably request in order to facilitate the public offering of such securities;

          (d) Use its best efforts to register or qualify the securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating Holders and underwriters may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

          (e) Notify the Holders of Registrable Securities promptly after it shall receive notice thereof, of the date and time when the Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

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          (f) Notify such Holders promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information;

          (g) Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to the Registration Statement or prospectus which, in the opinion of counsel for such Holders reasonably satisfactory to the Company, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

          (h) As promptly as practicable after becoming aware of such event, and in no event later than two (2) business days after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event the occurrence of which has caused the prospectus included in the Registration Statement as then in effect to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including, without limitation, the passage of time) and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

          (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to the Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

          (j) Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (k) Provide each Holder of Registrable Securities with a copy of any portion of a registration statement or prospectus or any amendment or supplement to the Registration Statement or prospectus to be filed containing disclosures relating to Holders of Registrable Securities at least five (5) business days prior to the filing thereof; not file any registration statement or prospectus or any amendment or supplement to the Registration Statement or prospectus to which the Holders of a Majority of the Registrable Securities have reasonably objected on the grounds that such registration statement or prospectus or amendment or supplement thereto does not comply in all

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material respects with the requirements of the Securities Act or the rules and regulations thereunder; provided, however, that the failure of such Holders or their counsel to review or object to any portion of a registration statement or prospectus or any amendment or supplement to such registration statement or prospectus shall not affect the rights of such Holders or their respective officers, directors, partners, legal counsel, accountants or controlling Persons or any underwriter or any controlling Person of such underwriter under Section 5 hereof; and

          (l) Make available for inspection upon request by any Holder of Registrable Securities covered by such registration statement, and by any attorney, accountant or other agent retained by any such Holder, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, attorney, accountant or agent in connection with such registration statement.

     The Holders, upon receipt of notice from the Company that an event of the kind described in Sections 3(f), (h) or (j) has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide immediately after such notice.

     4.   EXPENSES.

          (a) With respect to the registration effected pursuant to Section 2, the Company shall bear all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith; provided, however, that Holders participating in any such registration agree to be responsible for the fees of any counsel retained by the Holders in connection with such registration and any transfer taxes and their pro rata share of the underwriting discount and commissions.

          (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for any underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability arising out of such public offering.

     5.   INDEMNIFICATION.

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          (a) The Company hereby agrees to indemnify and hold harmless each
Holder of Registrable Securities and each of such Holder's officers, directors, partners, legal counsel and accountants, and each Person who controls such Holder within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such underwriter within the meaning of the Securities Act, from and against, and agrees to reimburse such Holder, its officers, directors, partners, legal counsel, accountants and controlling Persons and each such underwriter and controlling Person of such underwriter with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Holder, its officers, directors, partners, legal counsel, accountants or controlling Persons, or any such underwriter or controlling Person of such underwriter may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that
(i) the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by such Holder, such underwriter or such controlling Person specifically for use in the preparation thereof; (ii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Registration Statement or prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the use of the prospectus during a period when the use of the prospectus has been suspended in accordance with Section 9 hereof, provided that the Holders received prior notice of such suspension, which notice shall be deemed to have been received by such Holders within 48 hours of the giving thereof; and (iii) the Company shall not be liable to any indemnified party with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that such indemnified party sold Registrable Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus or of the prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act, if the loss, claim, damage or liability of such indemnified party results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the prospectus or in the prospectus as then amended or supplemented.

          (b) By its participation in the Registration Statement each Holder of shares of Registrable Securities shall be deemed to have agreed severally and not jointly, to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers,

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directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. Notwithstanding the foregoing, no Holder of Registrable Securities shall be obligated hereunder to pay more than the net proceeds realized by it upon its sale of Registrable Securities included in the Registration Statement.

          (c) Promptly after receipt by a party indemnified pursuant to the provisions of subsection (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 5 and shall not relieve the indemnifying party from liability under this
Section 5 unless such indemnifying party is materially prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the

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indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or
(iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent, without the prior written consent of the Indemnified Party, to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

          (d) If the indemnification provided for in subsection (a) or (b) of this Section 5 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder of Registrable Securities shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities).

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

          (e) In addition to its other obligation under this Section 5, the Company further agrees to reimburse each Holder of Registrable Securities (and each of

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such Holder's controlling Persons, officers, directors, parties, legal counsel, accountants and underwriters (and controlling Persons of such underwriters)) on a monthly basis for all reasonable legal fees and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or admission, described in subsection (a) of this Section 5, notwithstanding the possibility that such payments might later be held to be improper. To the extent that any payment is ultimately held to be improper, each Person receiving such payment shall promptly refund such payment.

     6. REPORTING REQUIREMENTS UNDER THE EXCHANGE ACT. So long as any Investor holds Common Stock or warrants to purchase Common Stock, the Company shall keep effective its registration under Section 12 of the Exchange Act and shall file timely such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company agrees to file timely (whether or not it shall then be required to do so) such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. The Company forthwith upon request agrees to furnish to any Holder of Registrable Securities (a) a written statement by the Company that it has complied with the reporting requirements of either Section 13 or 15(d) of the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 6 are (a) to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (b) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company agrees to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3.

     7. SHAREHOLDER INFORMATION. The Company may request each Holder of Registrable Securities to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities agrees to furnish the Company with such information.

     8. FORMS. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all

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successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     9. NOTICE TO COMPANY. Each time that a Holder of Registrable Securities intends to sell shares of Registrable Securities pursuant to the Registration Statement, such Holder shall give written notice to the Company at least three
(3) business days prior to effecting such sale. The Company shall have the right within such three (3) business days period to notify such Holder that the Registration Statement is not then available for use as a result of the existence of material nonpublic information causing such Registration Statement to be materially incorrect or it containing omissions of material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading. Upon notifying a Holder that the Registration Statement is not then available, the Company shall promptly comply with the provisions of Section 2 hereof to cause such Registration Statement to be available; provided that the Company may suspend the use of the Registration Statement for a period of not greater than ninety (90) days if, in the good faith opinion of the Board, a material valid business reason exists, including the proposed acquisition or divestiture of assets by the Company, the necessity of making public filings with the Commission, the existence of pending material corporate developments and [?], in each such case where, in the good faith opinion of the Board, such suspension is necessary to avoid a material adverse effect to the financial condition, operations or business of the Company.

     10.  MISCELLANEOUS.

          10.1 WAIVERS AND AMENDMENTS. With the written consent of the Holders of 66 2/3% of the Registrable Securities, the obligations of the Company and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Investors and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Registrable Securities. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give promptly written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 10.1. Specifically, but without limiting the generality of the foregoing, the failure of any Investor at any time or

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times to require performance of any provision hereof by the Company shall in no manner affect the right of any Investor at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          10.2 EFFECT OF WAIVER OR AMENDMENT. Each Investor acknowledges that by operation of Section 10.1 hereof the Holders of 66 2/3% of the Registrable Securities will, subject to the limitations contained in such Section 10.1, have the right and power to diminish or eliminate certain rights of such Investor under this Agreement.

          10.3 RIGHTS OF INVESTORS INTER SE. Each Investor shall have the absolute right to exercise or refrain from exercising any right or rights which such Investor may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Investor shall not incur any liability to any other Investors or Investors with respect to exercising or refraining from exercising any such right or rights.

          10.4 NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail,

          (a) If to any Investor, addressed to such Investor at its address shown on ANNEX A hereto, or at such other address as such Investor may specify by written notice to the Company, or

          (b) If to the Company, at 24 New England Executive Park, Burlington, MA 01803, or at such other address as the Company may specify by written notice to the Investors, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered, if delivered personally, by e-mail or by facsimile with confirmation of receipt or by overnight courier, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

          10.5 SEVERABILITY. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of

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each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          10.6 PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, shall inure to the benefit of and be enforceable by the Holder or Holders at the time of any of the Registrable Securities. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

          10.7 HEADINGS. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          10.8 CHOICE OF LAW. It is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of the State of New York should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          10.9 EXPENSES. The Company agrees to pay and hold the Investors and Holders of the Registrable Securities harmless from liability for the payment of, (i) the fees and expenses incurred in connection with any requested waiver of the right of any Investor or the consent of any Investor to contemplated acts of the Company not otherwise permissible by the terms of this Agreement, (ii) the fees and expenses incurred with respect to any amendment to this Agreement proposed by the Company (whether or not the same becomes effective), (iii) the reasonable fees and expenses incurred in respect of the enforcement of the rights granted under this Agreement, and (iv) all costs of the Company's performance of and compliance with this Agreement.

          10.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                                               TELEHUBLINK CORPORATION


                                               By: ___________________________


                                               Title: _________________________


                                               [INVESTORS]


                                               By: _____________________________

                                               Title: __________________________


                                               By: _____________________________

                                               Title: __________________________


                                               By: _____________________________

                                               Title: __________________________

                                     ANNEX A

                                                        INITIAL
NAME OF           ADDRESS OF                        NUMBER OF SHARES
INVESTOR           INVESTOR                     OF REGISTRABLE SECURITIES
--------          ---------                     -------------------------

                                     ANNEX B

Bruce Young
David Corenstein
Doug Miller
Carl Youngblood
Panos Lekkas